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                                                                 EXHIBIT 23




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Youth Services International, Inc. and subsidiaries' previously filed Registration Statement File Nos. 333-07517, 33-99500, 33-99498, 33-93880, 33-84934, 33-84938,
33-84672, 33-83726 and 33-83724.


                                                ARTHUR ANDERSEN LLP


Baltimore, Maryland,
July 23, 1997